                                 (EXHIBIT 10.51)

                               FIRST AMENDMENT TO
                        CROSS COLLATERALIZATION AGREEMENT

     This First Amendment to Cross Collateralization Agreement ("Amendment") is dated as of January 10, 1996 among Newmarket Capital Group, L.P. ("Newmarket"), Dayton Way Pictures, Inc. ("DW"), Dayton Way Pictures II, Inc. ("DWII"), Dayton Way Pictures IV, Inc. ("DWIV"), Allied Pinocchio Productions, Ltd. ("APPL") and The Kushner-Locke
Company ("K-L").

                                 R E C I T A L S

     WHEREAS, Newmarket, DW, DWII, DWIV, APPL and K-L have entered into that certain Cross Collateralization Agreement dated as of July 7, 1995, (the "Agreement") relating to those certain motion pictures presently entitled "THE GRAVE", "THE NESTING", "THE WHOLE WIDE WORLD" and "THE LEGEND OF PINOCCHIO"; and


     WHEREAS, Newmarket, DW, DWII, DWIV and K-L now wish to amend the Agreement;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Newmarket, DW, DWII, DWIV, APPL and K-L hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement.

     2. AMENDMENT. The parties hereto acknowledge that K-L and ING have been unable to conclude their loan facility as of the date hereof and therefore APPL hereby agrees that notwithstanding the provisions of Section 2 of the Agreement, the "Secured Obligations" under the Pinocchio Security Agreement shall, as of the date hereof, include all of the obligations of DWII to Newmarket under the Nesting Loan Agreement, of DW to Newmarket under the Grave Loan Agreement and of DWIV to Newmarket under the WWW Loan Agreement and DWII, DW and DWIV agree that the "Secured Obligations" under each of the Nesting Security Agreement, the Grave Security Agreement and the WWW Security Agreement shall include the obligations of APPL to Newmarket under the Pinocchio Loan Agreement.

     3. EFFECTIVE DATE. This Amendment shall become effective upon delivery to Newmarket of a fully executed copy of this Amendment. Except as specifically set forth herein, the parties hereto agree and confirm that the Agreement, the Grave Security Agreement, the Nesting Security Agreement, the WWW Security Agreement and the Pinocchio Security Agreement and the other documents related thereto remain in full force and effect as executed.

     4. Each of DW, DWII, DWIV and APPL agree that they shall execute any further instruments or documents necessary to effectuate the foregoing provisions.

     5. None of this Amendment or any provision hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or waiver is in writing signed by the parties hereto. This Amendment shall be deemed to be a "Credit Document" as defined in each of the Pinocchio Loan Agreement, the Grave Loan Agreement, the Nesting Loan Agreement and the WWW Loan Agreement.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California. No amendment hereto shall be effective unless in writing and executed by the parties hereto.

     7. COUNTERPARTS. This Amendment may be executed in counterparts all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment is executed by an authorized signatory of each of the parties below on the date first set forth above.

DAYTON WAY PICTURES, INC.

By:  /s/ Alan Abrams
   -------------------------------
Name:
Title:

DAYTON WAY PICTURES II, INC.

By:  /s/ Alan Abrams
   -------------------------------
Name:
Title:

DAYTON WAY PICTURES IV, INC.

By:  /s/ Alan Abrams
   -------------------------------
Name:
Title:

ALLIED PINOCCHIO PRODUCTIONS LTD.

By:  /s/ Bruce Lilliston
   -------------------------------
Name:  Bruce Lilliston
Title: Authorized Signatory

THE KUSHNER-LOCKE COMPANY

By:  /s/ Donald Kushner
   -------------------------------
Name:
Title:

NEWMARKET CAPITAL GROUP, L.P.
By:  BFB,LLC
Its: Managing General Partner

By:  /s/ Will Tyrer
   -------------------------------
Name:
Title: President


                                        2